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                                                                    EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors of Retail Ventures, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its shares of common stock, without par value, for offering and sale pursuant to the Retail Ventures, Inc. Profit Sharing and 401(K) Plan, hereby constitutes and appoints John C. Rossler, James A. McGrady and Julia A. Davis, and each of them, as the undersigned's true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, we have hereunto set our hands effective as of the 30th day of June, 2004.


/s/ Jay L. Schottenstein                Chairman of the Board of Directors
----------------------------------
Jay L. Schottenstein

/s/ John C. Rossler                     President and Chief Executive Officer
----------------------------------      (Principal Executive Officer)
John C. Rossler

/s/ James A. McGrady                    Executive Vice President, Chief
----------------------------------      Financial Officer, Treasurer and
James A. McGrady                        Secretary (Principal Financial and
                                        Accounting Officer)

/s/ Henry L. Aaron                      Director
----------------------------------
Henry L. Aaron

/s/ Ari Deshe                           Director
----------------------------------
Ari Deshe

/s/ Jon P. Diamond                      Director
----------------------------------
Jon P. Diamond

/s/ Elizabeth M. Eveillard              Director
----------------------------------
Elizabeth M. Eveillard

/s/ Harvey L. Sonnenberg                Director
----------------------------------
Harvey L. Sonnenberg

/s/ James L. Weisman                    Director
----------------------------------
James L. Weisman